SHARE CAPITAL	12 Months Ended
Jun. 30, 2019
Share Capital Abstract
SHARE CAPITAL

The authorized share capital of the Company consists of an unlimited number of common shares.

During the year ended June 30, 2019, the Company had the following common share transactions:

●	On May 4, 2019, and in connection with warrants previously issued to a consultant, warrants were exercised for the purchase of 750,000 common shares of the Company at an exercise price of $0.15 per share for total gross proceeds of $112,500. As a result of this exercise, contributed surplus in the amount of $44,087 was transferred into share capital.

During the year ended June 30, 2018, the Company had the following common share transactions:

●	On October 19, 2017, an outstanding shareholder loan in the amount of $384,055 was settled with the issuance of 7,681,110 common shares of the Company at a price of $0.05 per share;

●	On December 14, 2017, the Company issued 5,532,500 common shares valued at $0.10 per share as part of a private placement for total gross proceeds of $553,250; of which $533,250 was received in cash and $20,000 was issued pursuant to a consulting agreement;

●	On March 12, 2018, the Company issued 890,074 common shares valued at $1.08 per share as part of a private placement for total gross proceeds of $959,251; all of which was received in cash; and

●	On June 12, 2018 and June 15, 2018, the Company issued 2,390,800 and 20,000 common shares, respectively, valued at $1.95 per share as part of a private placement for total gross proceeds of $4,703,025; of which $4,400,163 was received in cash and $302,862 was received in services provided by consultants.